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     _____________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ____________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                          ____________________________



                      Date of report:  September 28, 1995


                                   UST CORP.
             (Exact name of registrant as specified in its charter)




MASSACHUSETTS                         0-9623              04-2436093
(State or other jurisdiction of       (Commission         (I.R.S. Employer
incorporation or organization)        File Number)        Identification Number)




40 COURT STREET
BOSTON, MASSACHUSETTS                                          02108
(Address of principal executive offices)                       (zip code)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (617) 726-7000


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                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------

ITEM 5.  OTHER EVENTS
- ---------------------

         (i)     UST Corp. adopts Stock Purchase Rights Plan
                 -------------------------------------------

         On September 19, 1995, the Board of Directors of UST Corp. (the "Company") declared a dividend distribution of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.625 per share (the "Common Shares"), of the Company. The dividend is payable on October 6, 1995 (the "Record Date") to the stockholders of record on that date. Except as described below, each Right, when exercisable, entitles the registered holder to purchase from the Company one one- hundredth of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share (the "Preferred Shares"), of the Company at a price of $40 per one one-hundredth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and United States Trust Company, as Rights Agent (the "Rights Agent").

         Initially, the Rights will be attached to all certificates representing Common Shares then outstanding, and no separate Rights certificates will be distributed. Until the earlier to occur of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") have acquired beneficial ownership of 15% or more of the outstanding Common Shares (the date of such an announcement being a "Shares Acquisition Date"), (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of such outstanding Common Shares or (iii) the declaration by the Board of Directors of the Company that any person is an "Adverse Person" (the earliest of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate together with a copy of this Summary of Rights.

         The Board of Directors of the Company may declare a person to be an Adverse Person, after a determination that such person, alone or together with its affiliates and associates, has become the beneficial owner of 10% or more of the outstanding Common Shares and a determination by the Board of Directors, after reasonable inquiry and investigation, that (a) such beneficial ownership by such person is intended or reasonably likely to cause the Company to repurchase the Common Shares beneficially owned by such





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person or to cause pressure on the Company to take action or enter into a transaction or series of transactions which would provide such person with short-term financial gain under circumstances where the Board of Directors determines that the best long-term interests of the Company and its stockholders would not be served by taking such action or entering into such transactions at that time or (b) such beneficial ownership is causing or reasonably likely to cause a material adverse impact on the business or prospects of the Company. However, the Board of Directors of the Company may not declare a person to be an Adverse Person if, prior to the time that such person acquired 10% or more of the Common Shares then outstanding, such person provided to the Board of Directors in writing a statement of such person's purpose and intentions in connection with the proposed acquisition requested of such person by the Board of Directors, and the Board of Directors, based on such statement and reasonable inquiry and investigation, notifies such person in writing that it will not declare such person to be an Adverse Person; provided, however, that the Board of Directors may expressly condition in any manner a determination not to declare a person an Adverse Person on such conditions as the Board of Directors may select, including without limitation, such person's not acquiring more than a specified amount of stock and/or on such person's not taking actions inconsistent with the purposes and intentions disclosed by such person in the statement provided to the Board of Directors. No delay or failure by the Board of Directors to declare a person to be an Adverse Person shall in any way waive or otherwise affect the power of the Board of Directors subsequently to declare a person to be an Adverse Person.
In the event that the Board of Directors should at any time determine, upon reasonable inquiry and investigation, that such person has not met or complied with any condition specified by the Board of Directors, the Board of Directors may at any time thereafter declare such person to be an Adverse Person.

         The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Common





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Shares as of the close of business on the Distribution Date, and the separate
Rights Certificates alone will evidence the Rights.

         The Rights are not exercisable until the Distribution Date. The Rights will expire on October 6, 2005 (the "Final Expiration Date"), unless the Rights are earlier redeemed by the Company, as described below.

         The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

         The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

         Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

         Because of the nature of the Preferred Shares' dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Preferred





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Share purchasable upon exercise of each Right should approximate the value of one Common Share.

         In the event that, after the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such, the Company is involved in a merger or other business combination transaction in which the Common Shares are exchanged or changed, or 50% or more of the Company's consolidated assets or earning power are sold (in one transaction or a series of transactions), proper provision will be made so that each holder of a Right (other than an Acquiring Person or an Adverse Person) will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company (or, in the event there is more than one acquiring company, the acquiring company receiving the greatest portion of the assets or earning power transferred) which at the time of such transaction would have a market value of two times the exercise price of the Right.

         In the event that (i) any person becomes an Acquiring Person, (ii) an Acquiring Person or Adverse Person engages in one or more "self-dealing" transactions as set forth in the Rights Agreement, (iii) during such time as there is an Acquiring Person or Adverse Person, there shall be a reclassification of securities or a recapitalization or reorganization of the Company or other transaction or series of transactions involving the Company which has the effect of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of the Company or any of its subsidiaries beneficially owned by the Acquiring Person, or (iv) the Board of Directors shall determine that a person is an Adverse Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by any Acquiring Person or Adverse Person, will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right. UPON OCCURRENCE OF ANY OF THE EVENTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE, ANY RIGHTS THAT ARE, OR (UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT) WERE, BENEFICIALLY OWNED BY ANY ACQUIRING PERSON OR ADVERSE PERSON SHALL IMMEDIATELY BECOME NULL AND VOID. At any time after the occurrence of any such event and prior to the acquisition by any person or group of 50% or more of the outstanding Common Shares, the Continuing Directors may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-hundredth of a Preferred Share (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).





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         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depository receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

         At any time prior to the earlier of (i) the tenth day after a Shares Acquisition Date, (ii) the declaration by the Board of Directors that a person is an Adverse Person or (iii) the expiration of the Rights, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $.001 per Right (the "Redemption Price"). Under certain circumstances set forth in the Rights Agreement, such a redemption would require the concurrence of the Company's "Continuing Directors", that is, any director who is not an Acquiring Person, an Adverse Person or an affiliate or associate of an Acquiring Person or Adverse Person, and who was in office prior to the date of the Rights Agreement or subsequently nominated by a majority of the Continuing Directors. Thereafter, the Rights may only be redeemed by the Continuing Directors in whole, but not in part, at the Redemption Price, (a) under certain circumstances described in the Rights Agreement involving a disposition of Common Shares by the Acquiring Person or Adverse Person such that such person's common share ownership is reduced to 10% or less, or (b) if such redemption is incidental to a merger or other business combination transaction or series of transactions involving the Company but not involving an Acquiring Person or an Adverse Person and satisfying certain other conditions. The redemption of the rights may be made effective at such time on such basis and with such conditions as the Board of Directors or the Continuing Directors, as the case may be, in their sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board (in certain circumstances, with the concurrence of the Continuing Directors) in order to cure any ambiguity, to make changes that do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person or Adverse Person), or to shorten or lengthen any time period under the Rights Agreement; provided,





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however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

         The Rights could have certain anti-takeover effects. The Rights could cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Company's Board of Directors. The Rights should not interfere with any merger or other business combination approved by the Board of Directors, in light of the ability of the Board of Directors to redeem the Rights or amend the Rights Agreement as summarized above.

         The form of Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights, which includes as Exhibit B the form of Rights Certificate, is filed as an exhibit hereto (through incorporation by reference of an exhibit to a Registration Statement on Form 8-A of the Company) and incorporated herein by reference. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.


         (ii)    UST Corp.'s Connecticut banking subsidiary, UST
                 -----------------------------------------------
                 Bank/Connecticut, released from Stipulation and  Agreement
                 ----------------------------------------------------------

         On September 14, 1995, UST Corp.'s Connecticut banking subsidiary, UST Bank/Connecticut headquartered in Bridgeport, Connecticut, was released by the Banking Commissioner of the State of Connecticut from the terms of a Stipulation and Agreement, originally issued on June 3, 1991 and subsequently amended on each of August 13, 1992, October 21, 1993 and September 22, 1994.
A description of the terms of the Stipulation and Agreement (none of which remains in effect) was included in UST Corp.'s Annual Report on Form 10-K for the year ended December 31, 1994.


         (iii)   Appointment of Executive Vice President/Marketing and Retail
                 ------------------------------------------------------------
                 Banking
                 -------

         On September 1, 1995, Ms. Suzanne Moot, who had previously served as an outside marketing consultant to UST Corp., joined UST Corp. and USTrust as Executive Vice President/Marketing and Retail Banking. Ms.


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Moot was also elected the 11th member of  UST Corp.'s Executive Policy
Committee.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


EXHIBITS
- --------

         1. Rights Agreement, dated as of September 19, 1995, including Exhibits thereto, between the Company and United States Trust Company, as Rights Agent. Incorporated by reference from the Company's Registration Statement on Form 8-A dated September 26 , 1995, to which it is an exhibit.

         2. UST Corp.'s Press Release dated September 22, 1995 related to adoption of the Company's new Stock Purchase Rights Plan.

         3. Employment Agreement, dated as of September 1, 1995, between UST Corp. and Suzanne Moot, Executive Vice President/Marketing and Retail Banking.





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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                          UST CORP.


                                          By: /s/ Neal F. Finnegan
                                              -----------------------------
                                                  Neal F. Finnegan
                                                  President and
                                                  Chief Executive Officer





                                          By: /s/ Eric R. Fischer
                                              -----------------------------
                                                  Eric R. Fischer
                                                  Executive Vice President,
                                                  General Counsel and Clerk



DATED:  September 28 , 1995